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                                                                    EXHIBIT 10.4

                      SCHEDULE TO INDEMNIFICATION AGREEMENT



     The following is a list of the current directors and executive officers of Antigenics who are party to an Indemnification Agreement, the form of which was filed as Exhibit 10.4 to our registration statement on Form S-1 (File No. 333-91747):

Garo H. Armen, Ph.D.
Pramod K. Srivastava, Ph.D.
Jeff D. Clark
Russell H. Herndon
Neal Gordon, Ph.D.
Renu Gupta
Noubar Afeyan, Ph.D.
Frank V, AtLee III
Gamil G. de Chadarevian
Tom Dechaene
Margaret Eisen
Wadih Jordan
Mark Kessel